               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 38 to the Registration Statement (Form N-1A) (No. 2-95928) of Voyageur Mutual Funds III of our reports dated June 5, 2000, included in the 2000 Annual Reports to shareholders.




Philadelphia, Pennsylvania
June 26, 2000

/s/Ernst & Young LLP
------------------
Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds III - Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Select Growth Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
June 5, 2000


/s/Ernst & Young LLP
------------------
Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds III - Delaware Growth Stock Fund

We have audited the accompanying statement of net assets of Delaware Growth Stock Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Stock Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
June 5, 2000

/s/Ernst & Young LLP
------------------
Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds III - Delaware Tax-Efficient Equity Fund

We have audited the accompanying statement of net assets DelawareTax-Efficient Equity Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Efficient Equity Fund at April 30, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
June 5, 2000

/s/Ernst & Young LLP
------------------
Ernst & Young LLP